Acquisitions - Summary of Unaudited Pro Forma Financial Information (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Business Combinations [Abstract]
Net revenues	$ 1,255,376	$ 1,225,958	$ 1,174,520
Net income (loss) applicable to common stock	$ 40,725	$ 12,098	$ 6,626
Net loss per common share - basic	$ 0.43	$ 0.13	$ 0.07
Net loss per common share - diluted	$ 0.43	$ 0.13	$ 0.07